UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2018

CRYO-CELL INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23386	22-3023093
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Brooker Creek Blvd., Suite 1800, Oldsmar, FL		34677
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (813) 749-2100

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On June 15, 2018, Cryo-Cell International, Inc. (the “Company” or “Cryo-Cell”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) to report that the Company, pursuant to an asset purchase agreement completed on June 11, 2018 (the “APA”) with Cord:Use Cord Blood Bank, Inc. (“Cord:Use”), completed the acquisition of substantially all of the assets used in the business of Cord:Use as set forth in the APA (the “Acquisition”). The Company is filing this Amendment No. 1 to amend the Initial Form 8-K to include the historical financial statements of Cord:Use and proforma condensed combined financial information required to be filed under Item 9.01 of Form 8-K. The disclosure included in the Initial Form 8-K otherwise remains unchanged.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited balance sheet of Cord:Use as of December 31, 2017 and 2016, and the related statements of operations, statement of cash flows, and statement of shareholders’ equity for the year ended December 31, 2017 and 2016, are attached hereto as Exhibit 99.1.

(b)	Financial Statements of Business Acquired.

The unaudited balance sheets of Cord:Use for the three months ended March 31, 2018, and the related statements of operations, statement of cash flows, and statement of shareholders’ equity for the three months ended March 31, 2018 and March 31, 2017, are attached hereto as Exhibit 99.2.

(c)	Pro Form Financial Information.

The unaudited pro forma financial information of the Company and Cord:Use as of and for the three months ended February 28, 2018 and the year ended November 30, 2017 in each case reflecting the Acquisition on a pro forma basis, is attached hereto as Exhibit 99.3.

(d)	Exhibits.

21.1	Consent of Withium Smith & Brown, PC

99.1	Cord:Use’s Audited Historical Financial Statements and Related Notes as of December 31, 2017 and 2016.

99.2	Cord:Use’s Unaudited Historical Financial Statements and Related Notes for the three months ended March 31, 2018 and March 31, 2017

99.3	Cryo-Cell’s Unaudited Pro Forma Condensed Combined Financial Statements and Related Notes

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CRYO-CELL INTERNATIONAL, INC.

Dated: August 30, 2018	By:	/s/ David Portnoy
David Portnoy
Chairman and Co-Chief Executive Officer